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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



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
Date of Report (Date of earliest event reported) September 27, 2002               Commission File Number 0-23155
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                                 TRIMERIS, INC.
                           (Exact name of registrant)


       Delaware                                        56-1808663
(State of organization)                  (I.R.S. Employer Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
             (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

     Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.


ITEM 7.  EXHIBITS

     Exhibit No.
     ----------
        99.1     Press Release dated September 27, 2002.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIMERIS, INC.



                                       By:   /s/ Robert R. Bonczek
                                           --------------------------------
                                           Robert R. Bonczek
                                           Chief Financial Officer and
                                             General Counsel

Dated September 27, 2002